                                 AMENDMENT NO. 4

                                       TO

                               FINANCING AGREEMENT

         AMENDMENT NO. 4 TO FINANCING AGREEMENT (this "Amendment") is entered into as of November 11, 2004, by and among CYNTHIA STEFFE ACQUISITION, LLC, a
New York limited liability company ("CS Acquisition"), S.L. DANIELLE
ACQUISITION, LLC, a New York limited liability company ("Danielle Acquisition"),
BERNARD CHAUS, INC. a New York corporation ("Chaus" and together with CS
Acquisition and Danielle Acquisition, collectively, the "Company") and THE CIT
GROUP/COMMERCIAL SERVICES, INC. ("CIT") as agent (in such capacity, "Agent") for itself and the various other financial institutions (together with CIT, collectively, the "Lenders") named in or which hereafter become a party to the
Financing Agreement (as hereafter defined).

                                   BACKGROUND

         The Company, Agent and Lenders are parties to a Financing Agreement dated as of September 27, 2002 (as amended, modified, restated or supplemented from time to time, the "Financing Agreement") pursuant to which Agent and
Lenders provide financial accommodations to Company.

         The Company has requested that Agent and Lenders amend the Financing
Agreement as hereinafter provided, and Agent on behalf of Lenders is willing to do so on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Company by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Financing Agreement.

         2. Amendments to Financing Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Financing Agreement is hereby amended as follows:

                  (a) Section 1 of the Financing Agreement is hereby amended by amending the definitions of "Anniversary Date", "Applicable Margin", "Borrowing
Base", "Early Termination Date" and "Seasonal Overadvance Amount" to read in their entirety as set forth below:

         ANNIVERSARY DATE shall mean October 1, 2008 and October 1st in every year thereafter.

         APPLICABLE MARGIN for each type of loan shall mean as of the date of this Financing Agreement, the applicable percentage specified below:

---------------------------------------- -------------------------------------- --------------------------------------
             TYPE OF LOAN                APPLICABLE MARGIN FOR JPMORGAN CHASE     APPLICABLE MARGIN FOR LIBOR LOANS
                                                    BANK RATE LOANS
---------------------------------------- -------------------------------------- --------------------------------------

Revolving Loans                                          0.50%                                  2.75%
---------------------------------------- -------------------------------------- --------------------------------------

Term Loan                                                1.00%                                  3.75%
---------------------------------------- -------------------------------------- --------------------------------------

         Thereafter effective as of the first day of the month following delivery to Agent of the consolidated financial statements of the
         Company and its Subsidiaries for each of the Fiscal Years ended June
         30, 2005, June 30, 2006 and June 30, 2007 (the "Financials"), the
         Applicable Margin for each type of loan shall be adjusted (up or down), if necessary, to the applicable percent per annum set forth in the pricing table set forth below corresponding to the pricing level set forth below which level shall correspond to the least favorable performance for any of the following financial tests; provided, however, with respect to a downward adjustment to Level III no such adjustment shall occur unless the Company's performance for each of the three financial tests is within the levels specified below for Level
         III:

----------------------------------- ---------------------------- -------------------------------- --------------------------
  If Availability as of twelve         And if Fixed Charge        And if Leverage Ratio as of          Then, Level of
  month period ending 6/30/05,        Coverage Ratio for the     6/30/05, 6/30/06 or 6/30/07 is:     Applicable Margins:
       6/30/06 or 6/30/07:            rolling four quarters
                                    ending 6/30/05, 6/30/06 or
                                             6/30/07:
----------------------------------- ---------------------------- -------------------------------- --------------------------

(Greater than or equal to)          (Greater than or equal to)   (Less than or equal to)
$13,000,000                         2.75 to 1                    1.5 to 1                                 Level I
----------------------------------- ---------------------------- -------------------------------- --------------------------
(Greater than or equal to)          (Greater than or equal to)   (Less than or equal to)
$11,300,000, but (less than)        1.50 to 1, but (less than)   1.50 to 1, but (less than)
$13,000,000                         2.75 to 1                    1.5 to 1                                 Level II
----------------------------------- ---------------------------- -------------------------------- --------------------------
(Less than) $11,300,000             (Less than) 1.5 to 1         (Greater than) 2.50 to 1                 Level III
----------------------------------- ---------------------------- -------------------------------- --------------------------

------------------------------------------------ --------------------------------------------------------------------
                                                 Applicable Margins
------------------------------------------------ --------------------------------------------------------------------
                                                        Level I              Level II              Level III

------------------------------------------------ ---------------------- ------------------- -------------------------
Revolving Loan - JP Morgan Chase Bank Rate               0.25%                0.50%                  0.75%
------------------------------------------------ ---------------------- ------------------- -------------------------
Revolving Loan - LIBOR                                   2.50%                2.75%                  3.00%
------------------------------------------------ ---------------------- ------------------- -------------------------
Term Loan - JP Morgan Chase Bank Rate                    0.75%                1.00%                  1.25%
------------------------------------------------ ---------------------- ------------------- -------------------------
Term Loan - LIBOR                                        3.50%                3.75%                  4.00%
------------------------------------------------ ---------------------- ------------------- -------------------------

         If the Company shall fail to deliver the Financials by the date required, each Applicable Margin shall be conclusively presumed to equal the highest Applicable Margin specified in the pricing table set forth above until the date of delivery of such Financials.

         BORROWING BASE shall mean the sum of (a) eighty-five percent (85%) of the Company's aggregate outstanding Eligible Accounts Receivable, provided that should dilution of the Borrower's Trade Accounts
         Receivable, as determined by Agent, be equal to or exceed 15% during any rolling twelve month period, then such percentage shall be reduced to 80%, plus (b) the lesser of (i) fifty percent (50%) of the aggregate value of the Company's Eligible Inventory, valued at the lower of cost or market, on a first in, first out basis, or (ii) the Inventory Loan
         Cap, plus (c) the Seasonal Overadvance Amount, plus (d) fifty percent
         (50%) of the aggregate amount of outstanding Eligible Documentary
         Letters of Credit, less (e) any applicable Availability Reserves.

         EARLY TERMINATION FEE shall mean the fee the Agent on behalf of the
         Lenders is entitled to charge the Company in the event the Company voluntarily terminates the Revolving Line of Credit or this Financing
         Agreement on a date on or before three (3) years from the Amendment No.
         4 Effective Date in an amount equal to $150,000.

         SEASONAL OVERADVANCE AMOUNT shall mean an aggregate amount not to exceed (i) $1,000,000 as of the end of the month of January through the fifth (5th ) Business Day in February of each year and (ii) $0 at all other times.

         (b) The following defined terms are inserted in their appropriate alphabetical order:

         AMENDMENT NO. 4 shall mean Amendment No. 4 to this Financing Agreement dated as of November 11, 2004.

         AMENDMENT NO. 4 EFFECTIVE DATE shall mean the date upon which all of the conditions precedent to the effectiveness of Amendment No. 4 have been satisfied.

         COLLATERAL MANAGEMENT FEE shall mean a fee payable to the Agent at the end of each month in an amount equal to $5,000, which fee shall be in lieu of the collateral management fee referenced in that certain letter agreement captioned the "Restated Factoring Termination Agreement"
         between Agent and the Company, dated January 30, 2004.

         (c) Paragraph 4.3 of Section 4 is hereby amended by deleting the text
"the Anniversary Date" and inserting the text "October 1, 2008" in lieu thereof.

         (d) Sub-clause (f) of Paragraph 7.9 of Section 7 is hereby amended to read in its entirety as follows:

                  (f) Declare or pay any dividend or distributions of any kind on, or purchase, acquire, redeem or retire, any of the capital stock or equity interest, of any class whatsoever, whether now or hereafter outstanding, provided that so long as no Default or Event of Default has occurred and is continuing the Company may

                  redeem or repurchase up to $500,000 in the aggregate of
                  capital stock of Bernard Chaus, Inc. held by present or former employees in any 401(K) or pension plan as required by the terms of such plan;

         (e) Section 7 of the Financing Agreement is hereby amended by inserting the following new Paragraph 7.16 immediately following Paragraph 7.15 thereof:

                  7.16. On or prior to January 15, 2005, Company shall have the
         July 2002 appraisal of the Company's Trademarks conducted by Houlihan &
         Lokey updated by Houlihan & Lokey or another appraiser satisfactory to
         Agent.

         (f) Sub-clauses (a), (b), (c) and (e) of Paragraph 7.10 of Section 7 of
the Financing Agreement are each amended in their entirety to provide as follows:

                  "(a) maintain at the end of each Fiscal Quarter ending below a
                  Tangible Net Worth of not less than the amount set forth below for the applicable period:

                  FISCAL QUARTER                        TANGIBLE NET WORTH
                  --------------                        ------------------

                  December 31, 2003                     $8,000,000
                  March 31, 2004                        $11,000,000
                  June 30, 2004                         $12,000,000
                  September 30, 2004                    $13,000,000
                  December 31, 2004                     $12,000,000
                  March 31, 2005                        $14,000,000
                  June 30, 2005                         $15,500,000
                  September 30, 2005                    $15,750,000
                  December 31, 2005                     $15,750,000
                  March 31, 2006                        $17,000,000
                  June 30, 2006 and each
                  fiscal quarter ended thereafter       $17,5000,000"

                  "(b) maintain at the end of each Fiscal Quarter set forth
                  below a Fixed Charge Coverage Ratio of not less than the ratio set forth below for the applicable period:

                  PERIOD                                RATIO
                  ------                                -----

                  December 31, 2003                     1.50 to 1.0
                  March 31, 2004                        1.50 to 1.0
                  June 30, 2004                         1.35 to 1.0
                  September 30, 2004                    1.10 to 1.0
                  December 31, 2004                     1.10 to 1.0
                  March 31, 2005                        1.20 to 1.0
                  June 30, 2005                         1.25 to 1.0

                  September 30, 2005                    1.25 to 1.0
                  December 31, 2005                     1.40 to 1.0
                  March 31, 2006                        1.40 to 1.0
                  June 30, 2006 and each
                  fiscal quarter ended thereafter       1.50 to 1.0

                  The foregoing ratio shall be calculated on a rolling four
                  quarter average."

                  "(c) maintain at the end of each Fiscal Quarter set forth
                  below a Leverage Ratio of not more than the ratio set forth below for the applicable period:

                  PERIOD                                RATIO
                  ------                                -----

                  December 31, 2003                     4.00 to 1.0
                  March 31, 2004                        4.25 to 1.0
                  June 30, 2004                         3.25 to 1.0
                  September 30, 2004                    4.00 to 1.0
                  December 31, 2004                     4.00 to 1.0
                  March 31, 2005                        4.00 to 1.0
                  June 30, 2005                         3.00 to 1.0
                  September 30, 2005                    4.00 to 1.0
                  December 31, 2005                     3.50 to 1.0
                  March 31, 2005                        4.00 to 1.0
                  June 30, 2006 and each
                  fiscal quarter ended thereafter       2.50 to 1.0"

                  "(e) maintain Availability as at the end of each
                  month (which for purposes of this calculation, month
                  end shall mean any day from the last day of any month
                  through and including the 5th Business Day of the
                  ensuing month) of not less than the amount set forth
                  below for the applicable month:

                  MONTH END                             AVAILABILITY
                  ---------                             ------------

                  December 31, 2003                        $6,000,000
                  January 31, 2004                        $(2,000,000)
                  February 29, 2004                        $3,750,000
                  March 31, 2004                           $7,000,000
                  April 30, 2004                           $7,000,000
                  May 31, 2004                             $7,000,000
                  June 30, 2004                            $7,000,000
                  July 31, 2004                            $3,500,000
                  August 31, 2004                          $5,750,000
                  September 30, 2004                       $7,000,000
                  October 31, 2004                         $7,000,000

                  November 30, 2004                        $9,000,000
                  December 31, 2004                        $7,500,000
                  January 31, 2005                        $(1,000,000)
                  February 28, 2005                        $4,750,000
                  March 31, 2005                           $8,250,000
                  April 30, 2005                           $8,900,000
                  May 31, 2005                             $9,500,000
                  June 30, 2005                            $9,500,000
                  July 31, 2005                            $6,000,000
                  August 31, 2005                          $4,000,000
                  September 30, 2005                       $7,250,000
                  October 31, 2005                         $6,750,000
                  November 30, 2005                        $9,000,000
                  December 31, 2005                        $9,350,000
                  January 31, 2006                         $2,000,000
                  February 28, 2006                        $5,600,000
                  March 31, 2006                           $8,000,000
                  April 30, 2006                           $9,000,000
                  May 31, 2006                             $9,500,000
                  June 30, 2006 and each
                  month ended thereafter                   $9,500,000"

         (g) Paragraph 7.10 of Section 7 of the Financing Agreement is hereby further amended by inserting the following sentence at the end thereof:

     Agent and Company agree to work together in good faith to reset the financial covenants set forth in paragraph 7.10 of this Section 7 for each period commencing after June 30, 2006, based upon the projections required to be delivered to Agent by the Borrower for such periods under paragraph
     7.8 of Section 7.

         (h) Paragraph 8.8 of Section 8 of the Financing Agreement is hereby amended to read in its entirety as follows:

          8.8 The Company shall pay (i) the Collateral Management Fee and (ii)
     the Agent's standard charges and fees for the Agent's personnel used by the
     Agent for reviewing the books and records of the Company and for verifying, testing, protecting, safeguarding, preserving or disposing of all or any part of the Collateral (which fees shall be in addition to any
     Out-of-Pocket Expenses, but in no event shall be duplicative of any other fees or expenses set forth in this Agreement or the Loan Documents).

     3. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof upon satisfaction of the following conditions:

         (a) Agent's receipt of five (5) copies of this Amendment No. 4 duly executed by the Company and Agent;

         (b) Agent's receipt, for its benefit and the ratable benefit of the
Lenders, of payment of an amendment fee of $100,000.00; and

         (c) Agent shall have received such other certificates, instruments, documents and agreements as may reasonably be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

     4. Representations and Warranties. Company hereby represents and warrants as follows:

         (a) This Amendment No. 4 and the Financing Agreement, as modified hereby, constitute legal, valid and binding obligations of Company and are enforceable against Company in accordance with their respective terms.

         (b) Company hereby reaffirms all covenants, representations and warranties made in the Financing Agreement as amended herein are true and correct in all material respects and agrees that all such covenants, representations and warranties, as applicable, shall be deemed to have been remade as of the effective date of this Amendment No. 4 (except to the extent of changes resulting from transactions contemplated or permitted by the Financing
Agreement and the other Loan Documents and except to the extent that such representations and warranties relate expressly to an earlier date).

         (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment No. 4.

         (d) As of the date hereof, Company has no defense, counterclaim or offset with respect to the Financing Agreement.

     5. Governing Law. This Amendment No. 4 shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York without regard to any conflicts of laws principles thereto that would call for the application of the laws of any other jurisdiction.

     6. Headings. Section headings in this Amendment No. 4 are included herein for convenience of reference only and shall not constitute a part of this
Amendment No. 4 for any other purpose.

     7. Counterparts, Facsimile Signatures. This Amendment No. 4 may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall be deemed to constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     8. Effect on the Financing Agreement.

         (a) Upon the effectiveness of this Amendment No. 4, each reference in the Financing Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Financing Agreement as modified hereby.

         (b) Except as specifically modified hereby, the Financing Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment No. 4 shall not operate as a waiver of any right, power or remedy of Agent or any
Lender, nor constitute a waiver of any provision of the Financing Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         (d) The security interests and liens and rights securing payment of the
Obligations are hereby ratified and confirmed by the Company in all respects.

                            [Signature page follows]

         IN WITNESS WHEREOF, this Amendment No. 4 has been duly executed as of the day and year first written above.

                                    CYNTHIA STEFFE ACQUISITION, LLC

                                    By: /S/ Barton Heminover
                                        --------------------
                                        Name:  Barton Heminover
                                        Title: Chief Financial Officer

                                    S.L. DANIELLE ACQUISITION, LLC

                                    By: /S/ Barton Heminover
                                        --------------------
                                        Name:  Barton Heminover
                                        Title: Chief Financial Officer

                                    BERNARD CHAUS, INC.

                                    By: /S/ Barton Heminover
                                        --------------------
                                        Name:  Barton Heminover
                                        Title: Chief Financial Officer

                                    THE CIT GROUP/COMMERCIAL SERVICES, INC.,
                                    as Agent and a Lender

                                    By: /S/ Charles M. Carbone
                                        ----------------------
                                        Name:  Charles M. Carbone
                                        Title: Vice President

                            GUARANTOR ACKNOWLEDGEMENT

         Each of the undersigned hereby acknowledges and agrees that, notwithstanding the execution of the foregoing Amendment No. 4, the consummation of the amendments and transactions contemplated thereby, (i) all of the terms and conditions, representations and covenants contained in the undersigned's respective Guaranties and Security Agreements are and shall remain in full force and effect in accordance with their respective terms and (ii) the security interests and liens theretofore granted, pledged and/or assigned under the
Security Agreements as security for the Obligations shall not be impaired, limited or affected in any manner whatsoever by reason of Amendment No. 4.

                                    BERNARD CHAUS INTERNATIONAL
                                    (HONG KONG), INC.

                                    By: /S/ Barton Heminover
                                        --------------------
                                        Name:  Barton Heminover
                                        Title: Chief Financial Officer

                                    BERNARD CHAUS INTERNATIONAL (KOREA), INC.

                                    By: /S/ Barton Heminover
                                        --------------------
                                        Name:  Barton Heminover
                                        Title: Chief Financial Officer

                                    CHAUS RETAIL, INC.

                                    By: /S/ Barton Heminover
                                        --------------------
                                        Name:  Barton Heminover
                                        Title: Chief Financial Officer

                                    BERNARD CHAUS INTERNATIONAL (TAIWAN), INC.

                                    By: /S/ Barton Heminover
                                        --------------------
                                        Name:  Barton Heminover
                                        Title: Chief Financial Officer